UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 30, 2007

Innovative Designs, Inc.
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(Exact name of registrant as specified in its charter)

Delaware
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(State or other jurisdiction of Incorporation)

333-103746	03-0465528
(Commission File Number)	(IRS Employer Identification No.)

223 North Main Street, Suit 1, Pittsburgh, Pennsylvania 15215
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(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (412) 799-0350

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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On October 31, 2007, the registrant issued a press release announcing that an order had been approved and issued regarding the registrant’s motion to dismiss the bankruptcy case pending in the United States Bankruptcy Court for the Western District of Pennsylvania at case number 06-2391-MBM. The news release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

The following exhibit is furnished herewith:

99.1 Press release, dated October 31, 2007, of Innovative Design, Inc.

SIGNATURES

Pursuant to the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Innovative Designs, Inc. Registrant

Dated: October 31, 2007	By:	/s/ Joseph Riccelli
Joseph Riccelli
Title: Chief Executive Officer

Exhibit Index

Exhibit No.	Description

EX-99.1	Press release, dated October 31, 2007